CVG
Commercial Vehicle Group, Inc.
MADE TO STAND
THE TEST OF TIME

WELCOME CVG ANALYST DAY SEPTEMBER 2012 Exhibit 99.1

CVG
Commercial Vehicle Group, Inc.

MADE TO STAND
THE TEST OF TIME

Forward Looking STATEMENT
2 2
This presentation contains forward-looking statements that are subject to risks and uncertainties.  These statements often include words such as “believe,” “expect,”
“anticipate,” “intend,” “plan,” “estimate,” or similar expressions.  In particular, this presentation may contain forward-looking statements about Company expectations for future periods with respect to the Company’s long-term strategy, acquisition strategy, the
Company’s financial position or other financial information.  These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.  Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company’s ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the heavy-duty truck market; (v) our failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company’s customers or on its business; (vii) the loss of business from a major customer or the discontinuation of particular commercial vehicle platforms; (viii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (ix) the Company’s ability to comply with the financial covenants in its revolving credit facility; and (x) various other risks as outlined under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for fiscal year ending
December 31, 2011.  There can be no assurance that statements made in this presentation relating to future events will be achieved.  The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.  All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

Commercial Vehicle Group, Inc.

MADE TO STAND
THE TEST OF TIME

ALL ABOUT Commercial ALL ABOUT Commercial Vehicle Group, Inc. Vehicle Group, Inc. 3 3

Introductions CVG Overview Strategic Planning Five-Year Targets P Proven GROWTH through STRATEGY 4

CVG
Commercial Vehicle Group, Inc.

MERV DUNN
President & CEO

CHAD M. UTRUP
CFO

JERRY ARMSTRONG
President, Seating and Interior Trim
North and South America

GORDON BOYD
President, Seating Systems
Europe, India, Asia

KEVIN FRAILEY
President, Electrical Systems
Worldwide

PARTICK MILLER
General Manager, IMP

DEAN VOMERO
Vice President, Acquisitions

BOB AVERITT
Vice President, R&D
Business Development

MADE TO STAND THE TEST OF TIME

5 INTRODUCTIONS | CVG Leadership

CVG VIDEO 6 VIDEO PRESENTATION

CVG
Commercial Vehicle Group, Inc.

1997
ACQUISITIONS
asc
LANDMARK INDUSTRIES
FORMATION OF
TRIM SYSTEMS

1998
ACQUISITIONS
TEMPRESS
R-SQUARED

1999

2000
ACQUISITIONS
NATIONAL
SPRAGUE
(Prutsman / Motomirror)
KAB Seating

2001

2002

2003

2004
MILESTONES
CVG IPO: Listed on
NASDAQ
CVG Shanghai Opens

2005
ACQUISITIONS
Mayflower Vehicle Systems
MWC
Cabarrus Plastics

2006
MILESTONES
CVG HQ | R&D Center Groundbreaking
Sale of MWC: Medical
ACQUISITIONS
C.I.E.B.

2007
ACQUISITIONS
S·B·I Short Bark Industries
GAGE
PEKM

2008

2009

2010

2011
ACQUISITIONS
Bostrom
STRATOS SEATING
JOINT VENTURE
CVG | Hema Engineering - India

2012

MADE TO STAND THE TEST OF TIME

A SUCCESSFUL Decade 7 7

ACQUISITIONS

Bostrom Seating

STRATOS SEATING

JOINT VENTURE

CVG | Hema Engineering - India

8

MADE TO STAND THE TEST OF TIME

Heavy Focus on Further Acquisitions in China, India and Brazil GROWTH through ACQUISITIONS and JV 8 2011 Recent Strategic Acquisitions, Partnerships and New Market Opportunities

DOMESTIC

- Alabama
- Arizona
- Iowa
- Illinois
- Indiana
- Michigan
- North Carolina
- Ohio
- Oregon
- Tennessee
- Virginia

INTERNATIONAL

- Australia
- Belgium
- China
- Czech Republic
- India
- Mexico
- Ukraine
- United Kingdom

MADE TO STAND THE TEST OF TIME

Our GLOBAL Reach 9 9

Commercial Vehicle Group, Inc.

Seating
Seats and Seating Systems

Electrical
Electronic Wire Harnesses, Panel Assemblies, Mirrors, Wipers and Controls

Interior
Trim Systems and Components

Structures
Cab Structures, Sleeper Boxes, Body Panels and Structural Components

MADE TO STAND THE TEST OF TIME

Product DIVERSIFICATION 2011 10 43% 43% 28% 28% 19% 19% 10% 10%

Commercial Vehicle Group, Inc.

DAIMLER Trucks 13%
CATERPILLAR 11%
VOLVO Mack 14%
Other 22%
PACCAR Inc 18%
NAVISTAR 9%
JOHN DEERE 4%
OSHKOSH 4%
KOMATSU 3%
SKODA AUTO 2%

MADE TO STAND THE TEST OF TIME

Diversified CUSTOMERS 2011 11 11

CVG
Commercial Vehicle Group, Inc.
Other 7%
Military 4%
Agriculture 1%
Bus 2%
Aftermarket & OE Service 14%
Heavy Truck 47%
Construction 25%
MADE TO STAND THE TEST OF TIME

End Market REVIEW 2011 12

Quarterly Revenue
($ in millions)

108.5
103.5
118.8
135.7
146.4
142.3
151.0
158.1
182.5
205.8
216.9
225.8
237.0
242.7
Q1
Q2
Q3
Q4
2009
2010
2011
2012

Adjusted Operating Income[1]
($ in millions)

(16.7)
(11.6)
(7.8)
(2.6)
3.6
4.0
5.3
5.5
8.4
11.6
13.5
16.2
18.5
19.0
Q1
Q2
Q3
Q4
2009
2010
2011
2012

[1]See Appendix

MADE TO STAND THE TEST OF TIME

FINANCIAL Review 13 Consecutive quarters of adjusted operating income improvements 13 Strong Momentum

Commercial Vehicle Group, Inc.

MADE TO STAND
THE TEST OF TIME

14

STRATEGY 14 14 Let’s Talk About

CVG
Commercial Vehicle Group, Inc.
SHAREHOLDERS
COMMITTED TO ENHANCING SHAREHOLDER VALUE
ASSOCIATES
OUR GREATEST STRENGTH IS OUR PEOPLE
STRATEGIC OBJECTIVES
Geographic Diversity | End Market Diversification | Technology Leader | People Development
SUCCESS FACTORS
Safety | Quality | Profitability | Customer Satisfaction | Shareholder Value
VALUES
Continuous Improvement | Innovation & Creativity | Integrity | Teamwork | Passion
CUSTOMERS
INVESTED IN OUR CUSTOMERS' SUCCESS

To become the leading global supplier of commercial vehicle component systems.

MADE TO STAND THE TEST OF TIME

Our Vision 15

Our Strategic Objectives: Geographic Diversification End Market Diversification Technology Leader People Development GROWTH STRATEGY 16 16 through

Seeking Opportunities in: GEOGRAPHIC GEOGRAPHIC Diversification Diversification 17 17 India China Brazil North America

2013E Global Medium & Heavy Truck Production[1]

Rest of World
9%
North America
17%
Asia
55%
Europe
19%

[1]JD Power/LMC Automotive Q4 2011

Note: Medium and Heavy Truck market defined as >6.0 tons. Asia defined as China, India and Japan

18

MADE TO STAND THE TEST OF TIME

Why Focus on INDIA and CHINA? 18 18

India Construction (Units in thousands) [1]

36
38
35
42
52
59
69
80
91
99
2007
2008
2009
2010
2011
2012E
2013E
2014E
2015E
2016E

[1] Millmark Global Equipment Production (Q2 2012) and Company estimates. Represents Pavers, Dozers, Graders, Skid Steers, Compactors and Loaders.

MADE TO STAND THE TEST OF TIME
19

Production Growth 19 19 Why Focus on INDIA and CHINA?

India Medium and Heavy Truck Production

(Units in thousands) [1]

178
267
342
330
346
366
369
410
2009
2010
2011
2012
2013
2014
2015
2016

[1] Millmark Global Equipment Production (Q2 2012)

MADE TO STAND THE TEST OF TIME

20

20 20 Why Focus on INDIA and CHINA?

2012
CVG has received new business awards from Foton and JAC.

2011
As sales began to increase significantly once again, CVG-S added Sumitomo. Began wire harness production in China, opened Beijing facility, including R&D center.

2010
Global economic crisis contributed to sharp sales decline beginning in 2008. CVG-S strategy of customer diversification continued to be a main focus adding CAT, Hitachi, Kobelco, Komatsu, John Deere and UD (Nissan Diesel) and XCMG.

2005
Groundbreaking CVG opens its first facility in Shanghai, China with only $4.1M in sales.

$4.1
$15.5
$43.4
$75.0
$115.0
$160.0
$200.0
$250.0
2005
2010
2011
2012E
2013E
2014E
2015E
2016E

MADE TO STAND THE TEST OF TIME

GEOGRAPHIC Diversification Growth in China 21 Revenue in millions

2016[E]
Up to an additional $100M growth through acquisitions

2014[E]
Growth continues on a much more rapid pace due to lessons learned during China setup

2013[E]
Targeted organic growth revenues in India are estimated at $4.7M. we believe revenues from acquisitions could be up to an additional $50M.

$50
$60
$75
$100
2013E
2014E
2015E
2016E

MADE TO STAND THE TEST OF TIME

* Acquisitions expedite geographic growth Accelerated Growth in India through Lessons Learned in China Targeted Revenue Growth in India GEOGRAPHIC Diversification 22 Revenue in millions

Acquisition EVALUATION
Criteria
Financial Returns and Considerations:
Strongly evaluate the expected five-year macro, industry and target performance
Seek accretion day one
Achieve ROIC hurdles considering appropriate sovereign risk
Evaluation of target’s long-term net working capital and variable cost structure
Score Each Opportunity's Strategic Considerations
Does the target diversify CVG’s geographic foot print and / or end-market product offering
Provide enhanced or advanced technology
Increase existing market share / Provide entry into brand new market
Aid in supporting a global customer
Reduce cost / Improve buying power
Offer an exceptional value
Evaluating  Green/Brown Field Opportunities in:
Brazil
China
Seeking Exceptional Value in Europe
23 23
• Target ROIC of mid-teen to low-twenties percentage by year three

CVG
Commercial Vehicle Group, Inc.

MADE TO STAND
THE TEST OF TIME

TECHNOLOGY Leader TECHNOLOGY Leader 24

Global Platform Seat – GSX-3000 25 VIDEO PRESENTATION

CVG Commercial Vehicle Group, Inc.

MADE TO STAND THE TEST OF TIME

New larger lumbar knob
The New Compact Series of seats are suitable for a diverse range of turf type tractor applications where space is at a premium. Durable and robust. Ideal for higher end lawn and garden tractors where a suspension seat option is desired.
COMPACT SERIES SEAT
Technology Leader NEW PRODUCTS
26

A041Y809-A
(756864)

MADE TO STAND THE TEST OF TIME

Impact Resistant Cladding Trim Process RIM/MCU Flooring Technology Leader NEW PRODUCTS 27 Auxiliary Wire Harness

Bostrom
SEATING

INVICTUS
Heater and Ventilation Control 1
Electric Lumbar Support 7
Cushion Length Adjustment 2
Recline Adjuster 8
Cushion Tilt Adjustment 3
Swivel Control 9
Stroke Limiter 4
Height Adjuster 5
Fore and Aft Isolator 10
OTR 6

MADE TO STAND THE TEST OF TIME
28

Stylish, strong solution for farmers using medium duty or large tractors and combine harvesters Invictus Air Admiral CT Technology Leader NEW PRODUCTS 28 28 Wide Ride II

CVG
Commercial Vehicle Group, Inc.

MADE TO STAND
THE TEST OF TIME

PEOPLE Development 29

Enhanced Succession Planning
Re-emphasized succession planning to identify potential
gaps throughout organization brought from growth and
acquisitions
Leadership Development
Advanced training implemented at all levels
Bench Strength
High potential training program developed for
long-term global growth
Successful internship program
30 30
PEOPLE
PEOPLE
Development
Development
High-level technical talent
Target 25% retention
•
•

CVG Commercial Vehicle Group, Inc.

MADE TO STAND THE TEST OF TIME

50% of all revenue outside of North America
No single end market more than 35% of total
revenues
Balance CVG’s customer base across a
variety of markets, products and geographic
regions
Our Five-Year TARGETS
31 31
FIVE-YEAR TARGET - $1.6B IN REVENUES

Organic Growth
India / Brazil Expansion
China Growth
Acquisitions
Five-Year
TARGET Bridge
$0.83B $0.83B
$0.18B $0.18B
$0.10B $0.10B
$0.20B $0.20B
$0.35B $0.35B
$1.6B $1.6B
Target Revenues
* No market gain or loss assumed
32
2011
Five-Year Target

CVG
Commercial Vehicle Group, Inc.

MADE TO STAND
THE TEST OF TIME

33 Proven STRATEGY Proven LEADERSHIP SUCCESSFUL Company

(In Millions)	Fiscal Year Ending December 31				
	2007	2008	2009	2010	2011
Operating Income	$ 18.8	$ (191.4)	$ (89.7)	$ 16.7	$ 49.1
Long-lived asset impairment	-	-	17.3	-	-
Goodwill and intangible asset impairment	-	207.5	30.1	-	-
Restructuring charges	1.4	-	3.7	1.7	0.7
Adjusted Operating Income	$ 20.3	$ 16.1	$ (38.6)	$ 18.4	$ 49.7

(In Millions)	Fiscal Quarter Ending													
	3/31/09	6/30/09	9/30/09	12/31/09	3/31/10	6/30/10	9/30/10	12/31/10	3/31/11	6/30/11	9/30/11	12/31/11	3/31/12	6/30/12
Operating Income	$ (18.4)	$ (22.2)	$ (7.8)	$ (41.2)	$ 3.6	$ 2.6	$ 5.1	$ 5.4	$ 8.1	$ 11.3	$ 13.5	$ 16.1	$ 18.5	$ 19.0
Long-lived asset impairment	-	3.4	-	13.8	-	-	-	-	-	-	-	-	-	-
Goodwill and intangible asset impairment	-	7.0	-	23.1	-	-	-	-	-	-	-	-	-	-
Restructuring charges	1.7	0.2	-	1.7	-	1.4	0.2	0.2	0.3	0.2	-	0.1	-	-
Adjusted Operating Income	$ (16.7)	$ (11.5)	$ (7.8)	$ (2.6)	$ 3.6	$ 4.0	$ 5.3	$ 5.5	$ 8.4	$ 11.6	$ 13.5	$ 16.2	$ 18.5	$ 19.0

[1]Source: Company filings

MADE TO STAND THE TEST OF TIME

34 34 APPENDIX